                                                                EXHIBIT NO. (24)






                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY "MULTI-MANAGER" MARKET VALUE ADJUSTED/VARIABLE ANNUITY CONTRACT


     Know all men by these presents that Louis G. Lower, II, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life Multi-Manager Market Value Adjusted/Variable Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.






                                    1/12/96
                                    -------
                                    Date





                                   /s/ LOUIS G. LOWER, II
                                   ---------------------------
                                       Louis G. Lower, II
                                       Chairman of the Board of Directors &
                                        Chief Executive Officer

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY "MULTI-MANAGER" MARKET VALUE ADJUSTED/VARIABLE ANNUITY CONTRACT


     Know all men by these presents that Michael J. Velotta, whose signature appears below, constitutes and appoints Louis G. Lower, II, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life Multi-Manager Market Value Adjusted/Variable Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                    1/12/96
                                    -------
                                    Date


                                   /s/ MICHAEL J. VELOTTA
                                   ---------------------------
                                       Michael J. Velotta
                                       Director, Vice President,
                                        Secretary & General Counsel

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY "MULTI-MANAGER" MARKET VALUE ADJUSTED/VARIABLE ANNUITY CONTRACT


     Know all men by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and her in any and all capacities, to sign any Form S-1 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life Multi-Manager Market Value Adjusted/Variable Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                    1/15/96
                                    -------
                                    Date





                                   /s/MARLA G. FRIEDMAN
                                   ---------------------------
                                      Marla G. Friedman
                                      Director,
                                      President & Chief Operating Officer

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY "MULTI-MANAGER" MARKET VALUE ADJUSTED/VARIABLE ANNUITY CONTRACT


     Know all men by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life Multi-Manager Market Value Adjusted/Variable Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.



                                    1/15/96
                                    -------
                                    Date



                                   /s/PETER  H. HECKMAN
                                   ---------------------------
                                      Peter H. Heckman
                                      Director and Vice President

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY "MULTI-MANAGER" MARKET VALUE ADJUSTED/VARIABLE ANNUITY CONTRACT


     Know all men by these presents that James P. Zils, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life Multi-Manager Market Value Adjusted/Variable Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                    1/12/96
                                    -------
                                    Date






                                   /s/ JAMES P. ZILS
                                   ---------------------------
                                       James P. Zils
                                       Treasurer

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY "MULTI-MANAGER" MARKET VALUE ADJUSTED/VARIABLE ANNUITY CONTRACT


     Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life Multi-Manager Market Value Adjusted/Variable Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.





                                    1/16/96
                                    -------
                                    Date




                                   /s/CASEY J. SYLLA
                                   ---------------------------
                                      Casey J. Sylla
                                      Chief Investment Officer

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY "MULTI-MANAGER" MARKET VALUE ADJUSTED/VARIABLE ANNUITY CONTRACT


     Know all men by these presents that G. Craig Whitehead, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life Multi-Manager Market Value Adjusted/Variable Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                    1/12/96
                                    -------
                                    Date




                                   /s/G. CRAIG WHITEHEAD
                                   ---------------------------
                                      G. Craig Whitehead
                                      Director and Assistant Vice President

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY "MULTI-MANAGER" MARKET VALUE ADJUSTED/VARIABLE ANNUITY CONTRACT


     Know all men by these presents that Barry S. Paul, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, his attorneys-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto under the Federal Securities Laws for the Glenbrook Life Multi-Manager Market Value Adjusted/Variable Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


                                    1/15/96
                                    -------
                                    Date




                                   /s/ BARRY S. PAUL
                                   ---------------------------
                                       Barry S. Paul
                                       Assistant Vice President & Controller